UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2022

COVETRUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38794	83-1448706
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7 Custom House Street Portland, ME	04101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 280-2221

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CVET	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously announced, on May 24, 2022, Covetrus, Inc. (“Covetrus”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Covetrus, Corgi Bidco, Inc., a Delaware corporation (“Parent”) and Corgi Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are subsidiaries of investment funds managed by Clayton, Dubilier & Rice, LLC (“CD&R”) and an affiliate of CD&R and affiliates of TPG Global, LLC (“TPG”) have, among other things, entered into equity commitment letters with Parent in an aggregate amount of $1.604 billion. Upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, Merger Sub will merge with and into Covetrus (the “Merger”), with Covetrus surviving the Merger as a wholly owned subsidiary of Parent. As a result of the Merger, Covetrus will cease to be a publicly traded company. On June 30, 2022, Covetrus filed with the U.S. Securities and Exchange Commission (the “SEC”) its preliminary proxy statement on Schedule 14A relating to the special meeting of Covetrus stockholders to be held on October 11, 2022 (the “Proxy Statement”) to, among other things, vote on a proposal to adopt the Merger Agreement. Covetrus subsequently filed, on September 12, 2022, a definitive Proxy Statement, which the Company first mailed to its stockholders on September 13, 2022.

Since the filing of the preliminary Proxy Statement, ten actions have been filed in the United States District Courts for the Southern District of New York (“S.D.N.Y.”) and the District of Delaware (“D. Del.”) and the Westchester County Supreme Court, in connection with the transactions contemplated by the Merger Agreement: Stein v. Covetrus, Inc. et al., Case No. 22-cv-5737 (S.D.N.Y. filed July 6, 2022), O’Dell v. Covetrus, Inc. et al., Case No. 1:22-cv-05803 (S.D.N.Y. filed July 7, 2022), Stanley v. Covetrus, Inc. et al., Case No. 1:22-cv-5818 (S.D.N.Y. filed July 8, 2022), Whitfield v. Covetrus, Inc. et al., Case No. 1:22-cv-5908 (S.D.N.Y. filed July 11, 2022), Justice v. Covetrus, Inc. et al., Case No. 1:22-cv-5909 (S.D.N.Y. filed July 11, 2022), Rayfield v. Covetrus, Inc. et al., Case No. 1:22-cv-06298 (S.D.N.Y. filed July 25, 2022), Morgan v. Covetrus, Inc., et al., 1:22-cv-8076 (S.D.N.Y. filed September 21, 2022), Lawrence v. Covetrus, Inc., et al., 1:22-cv-1234 (D. Del. filed Sept. 21, 2022), and Dixon v. Covetrus, Inc., et al., 1:22-cv-8120 (S.D.N.Y. filed Sept. 22, 2022) (together, the “Covetrus Federal Actions”) and Gatto v. Covetrus, Inc., et al., Case No. 64793/2022 (Westchester County Supreme Court filed Sept. 14, 2022) (the “Covetrus State Action”, together with the Covetrus Federal Actions, the “Covetrus Actions”). Each of the Covetrus Actions names Covetrus and its directors as defendants. The Covetrus State Action also names CD&R and TPG as defendants. The Covetrus Federal Actions assert claims under Section 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated under the Exchange Act, and allege that the Proxy Statement contains alleged material misstatements or omissions. The Covetrus State Action asserts claims under Maine and New York state law in connection with the filing of the Proxy Statement, and alleges that the Proxy Statement contains alleged material misstatements or omissions. The Covetrus Actions seek, among other things, to enjoin the defendants from proceeding with, consummating or closing the Merger, rescisissory damages should the Merger not be enjoined, and an award of attorneys’ and experts’ fees.

The defendants deny the allegations in the Covetrus Actions and deny any alleged violations of law or any legal or equitable duty. The defendants believe that the claims asserted in the Covetrus Actions are without merit and no additional disclosures are required under applicable law. However, in order to avoid the risk of the Covetrus Actions delaying or adversely affecting the Merger and to minimize the costs, risks and uncertainties inherent in litigation, and without admitting any liability or wrongdoing, the defendants have determined to voluntarily make the following supplemental disclosures to the definitive Proxy Statement, as described in this Current Report on Form 8-K, solely for the purpose of mooting any alleged disclosure issue. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the defendants specifically deny all allegations in the Covetrus Actions that any additional disclosure was or is required.

Supplemental Disclosures to Proxy Statement

This supplemental information should be read in conjunction with the definitive Proxy Statement filed on September 12, 2022 (the “Definitive Proxy Statement”), which should be read in its entirety. Page references in the below disclosures are to pages in the Definitive Proxy Statement, and defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement. To the extent the following information differs from or conflicts with the information contained in the Definitive Proxy Statement, the information set forth below shall be deemed to supersede the respective information in the Definitive Proxy Statement.

The section of the Definitive Proxy Statement entitled “Special Factors—Background of the Merger” is amended and supplemented as follows:

The disclosure on page 26 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined and bolded disclosures following the first sentence in the paragraph on such page:

“… agreement with the Company on February 7, 2022), and each confidentiality agreement included a customary standstill provision, including customary “don’t ask, don’t waive” provisions which would terminate in the event, among other things, the Company entered into a binding definitive agreement approved by the Board, such as the Merger Agreement. Other parties that the Financial Advisors contacted declined to participate in the process for a variety of reasons, including the complexity of the business, concerns regarding potential challenges facing the distribution business and the impact of consolidation. Each party that signed a confidentiality agreement was provided access to certain non-public materials regarding the Company’s business and operations and a call with members of the Company’s management team. Of the 17 parties, four declined to participate further in the process for various reasons including other business priorities and the size of the investment required by the potential transaction. On February 15, 2022, the Transaction Committee and the Company’s advisors relayed to the Board an overall summary update of the process.”

The disclosure on page 28 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined and bolded disclosures to the second full paragraph on such page:

“After the CD&R representatives left the meeting, the Transaction Committee discussed the Company A proposal and the possibility of exploring a transaction within the range of values communicated by CD&R. The Transaction Committee also discussed potential responses and options to proceed with the potential parties with management and the Company’s advisors, as well as the Company’s recent financial performance, including the fact that the Company was experiencing pressure from its customers on margins as those customers were themselves under pressure, and what that could mean for the Company’s growth in its distribution business. The Transaction Committee and Goldman Sachs also discussed the possibility that a particular financial sponsor who had declined to move forward in the broader sale process, but who might have an interest in acquiring the Company’s distribution business, based on its investment history, might serve as a potential partner for Company A, so that a sale of the entire company could be accomplished. The Transaction Committee requested that Goldman Sachs connect with the financial sponsor (“Financial Investor A”) to ascertain its level of interest and to determine its willingness to partner with Company A, and determined that these matters would be discussed with the whole Board at the upcoming meeting and that it would be appropriate for the CD&R representatives to be invited to that meeting to discuss CD&R’s current views on valuation with the full Board. The Transaction Committee reconvened with its advisors on April 6, 2022 to briefly discuss the updates the Board would receive the following day.”

The disclosure on page 28 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined and bolded disclosures to the third full paragraph on such page:

“On April 7, 2022, the Board held a meeting, attended by members of the Company’s management and representatives of Goldman Sachs and Weil, as well as, for certain portions, Mr. Sachdev and Ms. Peterson as representatives of CD&R. During the meeting, the Board (including the Recused Directors) received an update from Mr. Wolin on the performance of the Company. In addition, the CD&R representatives discussed with the Board CD&R’s current views on valuation and the reasons for their revised valuation relative to what they had communicated in December, including increased interest rates, higher financing costs and equity market deterioration, as well as challenges facing the Company, including with respect to consolidation in its end-markets. Following such discussion, Mr. Sachdev and Ms. Peterson departed the meeting.”

The disclosure on page 28 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined and bolded disclosures to the fourth full paragraph on such page:

“The Board then discussed CD&R’s revised views on valuation and the factors identified by the CD&R representatives for its revised views, as well as the Company’s recent financial performance, the Company’s headwinds and tailwinds and the trends management was seeing both with respect to the Company and companies in similar industries, including the fact that overall market dynamics continued to be volatile and interest rates and costs of borrowing were also rising. The Board also discussed the proposal from Company A and the viability of a sale of just the GTS Business. The Board further discussed the interest of Financial Investor A and potential partnering between Financial Investor A and Company A, as well as a partnering of CD&R and TPG, in each case, in order to achieve a sale of the entire Company. At the meeting, representatives of Goldman Sachs reviewed with the Board a financial overview of the valuation range communicated by CD&R and the proposal from Company A, and reviewed with the Board the fact that they had approached another company to see whether it would be interested in a distribution-only transaction, but that that company had declined. After deliberations and discussions, the Board determined that it was in the best interest of the Company and its stockholders to continue the process of exploring a sale, and that it would be beneficial to that process to allow CD&R to partner with TPG and to try and facilitate a partnering of Financial Investor A and Company A.”

The disclosure on page 30 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined and bolded disclosures to, and deleting the crossed-out and bolded disclosures from, the first full paragraph on such page:

“In April 2022, a third party approached Mr. Wolin to see if the Company might be interested in exploring a potential transaction with a strategic company. Following that discussion, the Company’s management and representatives ~~entered into discussions about~~ discussed a potential transaction with such ~~an additional~~ potential strategic party; however, despite initial discussions between that party’s legal counsel and the Company’s legal advisors, that ~~the~~ party declined to enter into a confidentiality agreement and ultimately did not move forward in the process.”

The section of the Definitive Proxy Statement entitled “Special Factors—Opinion of Goldman Sachs & Co, LLC—Summary of Material Financial Analysis—Illustrative Discounted Cash Flow Analysis” is amended and supplemented as follows:

The disclosure on page 48 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined and bolded disclosures to the first and second full paragraphs on such page:

“Using the Forecasts, Goldman Sachs performed an illustrative discounted cash flow analysis on the Company. Using discount rates ranging from 9.0% to 11.5%, reflecting estimates of the Company’s weighted average cost of capital, Goldman Sachs discounted to present value as of March 31, 2022, (i) estimates of unlevered free cash flow for the Company for the second, third and fourth quarters of 2022 and the years 2023 through 2028 as reflected in the Forecasts and (ii) a range of illustrative terminal values for the Company, which were calculated by applying perpetuity growth rates ranging from 2.5% to 3.5%, to a terminal year estimate of the unlevered free cash flow to be generated by the Company of $324 million, as reflected in the Forecasts (which analysis implied exit terminal year EV/EBITDA multiples ranging from 6.5x to 10.7x). Goldman Sachs derived such discount rates by application of the Capital Asset Pricing Model (which is referred to for purposes of this section of the proxy statement as “CAPM”), which requires certain company-specific inputs, including the company’s target capital structure weightings, the cost of long-term debt, after tax yield on permanent excess cash, if any, future applicable marginal cash tax rate and a beta for the company, as well as certain financial metrics for the United States financial markets generally. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the Forecasts and market expectations regarding long-term real growth of gross domestic product and inflation.

Goldman Sachs derived ranges of illustrative enterprise values for the Company by adding the ranges of present values it derived as described above. Goldman Sachs then subtracted from the range of illustrative enterprise values it derived for the Company the net debt of the Company of $904 million as of March 31, 2022, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company, to derive a range of illustrative equity values for the Company. Goldman Sachs then divided the range of illustrative equity values it derived by a range of 144.9 million to 145.1 million, representing the number of fully diluted outstanding shares of the Company as of May 20, 2022, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of illustrative present values per share of Company common stock ranging from $14.76 to $27.02.”

The section of the Definitive Proxy Statement entitled “Special Factors—Opinion of Goldman Sachs & Co, LLC—Summary of Material Financial Analysis—Illustrative Present Value of Future Share Price Analysis” is amended and supplemented as follows:

The disclosure on page 49 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined and bolded disclosures to the first full paragraph on such page:

“Goldman Sachs then derived a range of theoretical future values per share of Company common stock for each of the fiscal years 2022 to 2024 by subtracting the Company’s projected net debt as of December 31, 2022, 2023, and 2024 of $766 million, $656 million and $511 million, respectively, and dividing the result by the estimated fully-diluted shares of Company common stock outstanding as of December 31, 2022, 2023, and 2024, respectively, all as reflected in the Forecasts. Using an illustrative discount rate of 11.7%, reflecting Goldman Sachs’ estimate of the Company’s cost of equity, Goldman Sachs discounted to present value the range of theoretical future values per share of Company common stock it derived for each of the fiscal years 2022 to 2024. Goldman Sachs derived the illustrative discount rate of 11.7% by application of the CAPM, which requires certain company-specific inputs, including a beta for the company, as well as certain financial metrics for the United States financial markets generally. This analysis resulted in a range of illustrative present values per share of Company common stock of $17.32 to $27.73.”

The section of the Definitive Proxy Statement entitled “Special Factors—Opinion of Goldman Sachs & Co, LLC—Summary of Material Financial Analysis—Selected Precedent Transactions Analysis” is amended and supplemented as follows:

The disclosure on pages 49 through 50 of the Definitive Proxy Statement is amended and supplemented by adding the bolded and underlined column titled “Enterprise Value (in billions)” to the table on such pages:

Announcement Date	Acquiror	Target	Enterprise Value (in billions)	EV/LTM EBITDA Multiple

Distribution Industry
January 2021	AmerisourceBergen Corporation	Majority of Alliance Healthcare Business from Walgreens Boots Alliance, Inc.	$6.5	12.0x
October 2012	McKesson Corporation	PSS World Medical, Inc.	$2.0	11.9x
October 2013	McKesson Corporation	Celesio AG	$8.4	11.0x
Animal Health Industry
January 2015	AmerisourceBergen Corporation	MWI Veterinary Supply, Inc.	$2.6	19.3x
January 2017	Mars, Incorporated	VCA Inc.	$9.0	18.3x
May 2015	Patterson Companies, Inc.	Animal Health International, Inc.	$1.1	16.2x

May 2013	BC Partners, Inc.	Allflex Europe UK Ltd.	$1.3	13.0x
December 2014	BC Partners, Inc.	PetSmart, Inc.	$8.7	9.3x
Healthcare Information Technology Industry
June 2018	Verscend Technologies, Inc.	Cotiviti Holdings, Inc.	$4.9	18.0x
January 2021	UnitedHealth Group Incorporated	Change Healthcare, Inc.	$13.8	14.9x
December 2021	Oracle Corporation	Cerner Corporation	$28.6	14.8x

The disclosure on page 50 of the Definitive Proxy Statement is amended and supplemented by adding the following underlined and bolded disclosures to the last sentence in the first full paragraph on such page:

“Goldman Sachs divided the results by a range of 144.9 million to 145.1 million, representing the number of fully diluted outstanding shares of Company common stock as of May 20, 2022, as provided by the management of the Company and approved for Goldman Sachs’ use by the management of the Company, using the treasury stock method, to derive a range of implied values per share of Company common stock of $12.74 to $27.02.”

The section of the Definitive Proxy Statement entitled “Special Factors—Opinion of Goldman Sachs & Co., LLC—Summary of Material Financial Analysis—Selected Public Company Comparables” is amended and supplemented as follows:

The disclosure on page 51 of the Definitive Proxy Statement is amended and supplemented by adding the bolded and underlined column titled “Enterprise Value as of May 19, 2022 (in millions)” to the table on such page:

Selected Companies	Enterprise Value as of May 19, 2022 (in millions)	EV/2022E EBITDA Multiple
Company (as of May 19, 2022)	$3,490	12.7x
Company (as of May 13, 2022)	N/A	11.3x
Henry Schein, Inc.	$13,656	12.0x
McKesson Corporation	$55,755	11.3x
AmerisourceBergen Corporation	$40,147	11.2x
Patterson Companies, Inc.	$3,454	10.3x
Cardinal Health, Inc.	$23,112	9.5x
Owens & Minor, Inc.	$5,276	8.6x

The section of the Definitive Proxy Statement entitled “Special Factors—Other Presentations by Financial Advisors” is amended and supplemented as follows:

The disclosure on page 53 of the Definitive Proxy Statement is amended and supplemented by adding the following disclosure as a new paragraph following the second full paragraph on such page:

“The Board selected Lincoln as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the Merger. Pursuant to a letter agreement dated February 16, 2022, the Company engaged Lincoln to act as its financial advisor in connection with the Merger, in addition to engaging Goldman Sachs. The engagement letter between the Company and Lincoln provides for a transaction fee that is estimated, based on the information available as of the date of announcement, at approximately $10 million, all of which is contingent upon consummation of the Merger. In addition, the Company has agreed to reimburse Lincoln for certain of its expenses, including legal counsel and other professional advisor fees and expenses, and to indemnify Lincoln and related persons against various liabilities.”

Forward-Looking Statements

This communication contains forward-looking statements, including statement regarding the effects of the proposed acquisition of Covetrus by funds affiliated with CD&R and TPG Capital. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will,” “should,” or other words that convey uncertainty of the future events or outcomes to identify these forward-looking statements. Such statements are based on a number of assumptions about future events and are subject to numerous risks and uncertainties, and actual results could differ materially from those anticipated due to a number of factors including, but not limited to, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the inability to complete the Merger due to the failure to obtain shareholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger; risks related to disruption of management’s attention from our ongoing business operations due to the Merger; the effect of the announcement of the Merger on our relationships with our customers, operating results and business generally; the risk that the Merger will not be consummated in a timely manner; the potential for political, social, or economic unrest, terrorism, hostilities or war, including war between Russia and Ukraine and the potential impact of financial and economic sanctions on the regional and global economy; the impact of inflationary effects on the company, the effect of health epidemics, including the COVID-19 pandemic, on our business and the success of any measures we have taken or may take in the future in response thereto, including compliance with prolonged measures to contain the spread of COVID-19 which may impact our ability to continue operations at our distribution centers and pharmacies; the ability to achieve performance targets, including managing our growth effectively; the ability to launch new products; the ability to successfully integrate acquisitions, operations and employees; the ability to continue to execute on our strategic plan; the ability to attract and retain key personnel; the ability to manage relationships with our supplier and distributor network, including negotiating acceptable pricing and other terms with these partners; the ability to attract and retain customers in a price sensitive environment; the ability to maintain quality standards in our technology product offerings as well as associated customer service interactions to minimize loss of existing customers and attract new customers; access to financial markets along with changes in interest rates and foreign currency exchange rates; changes in the legislative landscape in which we operate, including potential corporate tax reform, and our ability to adapt to those changes as well as adaptation by the third-parties we are dependent upon for supply and distribution; the impact of litigation; the impact of accounting pronouncements, seasonality of our business, leases, expenses, interest expense, and debt; sufficiency of cash and access to liquidity; cybersecurity risks, including risk associated with our dependence on third party service providers as a large portion of our workforce is working from home; and those additional risks discussed under the heading “Risk Factors” in our Annual Report on Form 10-K filed on February 28, 2022. Our forward-looking statements are based on current beliefs and expectations of our management team and, except as required by law, we undertake no obligations to make any revisions to the forward-looking statements contained in this release or to update them to reflect events or circumstances occurring after the date of this release, whether as a result of new information, future developments or otherwise. Investors are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Merger, the Company will file relevant materials with the SEC, including the Proxy Statement, and the Company and affiliates of CD&R have jointly filed a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). This communication is not a substitute for the Proxy Statement, the Schedule 13e-3 or any other document that the Company may file with the SEC or send to its shareholders in connection with the Merger. SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://ir.covetrus.com/investors/sec-filings.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement on Schedule 14A filed with the SEC on April 1, 2022 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on February 28, 2022. To the extent that such individual’s holdings of the Company’s common stock have changed since the amounts printed in the Company’s proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the Proxy Statement and other materials to be filed with SEC in connection with the Merger. Free copies of these materials may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 3, 2022		COVETRUS, INC.

	By:	/s/ Margaret B. Pritchard
Margaret B. Pritchard
General Counsel & Corporate Secretary